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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 30, 2003

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                 333-106323                   30-0183252
(STATE OR OTHER JURISDICTION      (COMMISSION               (I.R.S. EMPLOYER
      OF INCORPORATION)           FILE NUMBER)             IDENTIFICATION NO.)

383 Madison Avenue
New York, New York                                               10l79
------------------                                               -----
       (ADDRESS OF PRINCIPAL                                   (ZIP CODE)
        EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000








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



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of October 1, 2003 among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, EMC Mortgage Corporation and U.S. Bank National Association, as trustee.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     STRUCTURED ASSET MORTGAGE
                                                     INVESTMENTS II INC.


                                                     By: /s/ Baron Silverstein
                                                         ---------------------
                                                     Name:   Baron Silverstein
                                                     Title:  Vice President


Dated: November 14, 2003

                                  EXHIBIT INDEX



                          Item 601 (a) of                   Sequentially
Exhibit                   Regulation S-K                    Numbered
Number                    Exhibit No.                       Description                         Page
------                    -----------                       -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement



                                    EXHIBIT 1